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                                                                   EXHIBIT 10.30

                                 LEASE AGREEMENT

                                     BETWEEN

                                RAPP/RISE L.L.C.,

                                    LANDLORD

                                       AND

                                ETMA CORPORATION,

                                     TENANT

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                                 LEASE AGREEMENT

         THIS LEASE is made as of this 13th day of December, 2002, between RAPP/RISE L.L.C., a Washington limited liability company ("Landlord"), and ETMA CORPORATION, a Washington corporation ("Tenant").

         Landlord and Tenant agree:

1. BASIC LEASE INFORMATION AND EXHIBITS. The following terms as used herein shall have the meanings provided in this Section 1, unless otherwise specifically modified by provisions of this Lease:

                  (a)      Lease Date:        December 13, 2002

                  (b)      Tenant:            ETMA Corporation

                  (c)      Tenant Address:    1600 N. Desert Drive
                                              Tempe, AZ 85281-1230

                  (d)      Landlord:          RAPP/RISE L.L.C.

                  (e)      Landlord Address:  15450 NE 95th Street
                                              Redmond, WA 9852-2565

                  (f)      Premises: 100% of the rentable space in the Building

                  (g) Building: The building known as the Westar Building located at 6640 - 185th Avenue N.E. in Redmond, King County, Washington, situated on the Land

                  (h) Land: The real property more particularly described on Exhibit A attached hereto.

                  (i) Lease Term: Approximately, five (5) years, commencing on January 1, 2003 (the "Commencement Date") and terminating on December 31, 2008 (the "Termination Date")

                  (j)      Basic Rent: $360,000 annually; $30,000 monthly.

                  (k) Additional Rent: All costs, other than Basic Rent, payable by Tenant to Landlord hereunder.

                  (l)      Security Deposit: $__________

                  (m)      Rentable Square Feet in the Premises: 32,000

                  (n)      Rentable Square Feet in the Building: 32,000

                  (o)      Tenant's Pro Rata Share: 100%

                  (p) Exhibits: Exhibit A - Legal Description of the Land Exhibit B - Memorandum of Lease

         2. LEASE OF PREMISES. Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, upon the terms and conditions herein set forth, the Premises described in Section l(f) hereof on the Land as described in Exhibit A attached hereto and incorporated herein, together with rights of ingress and egress over the Land and all common areas more particularly described on Exhibit A attached hereto.

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         3.       COMMENCEMENT, EXPIRATION AND EXTENSION OF LEASE TERM. The term of this Lease shall commence on the Commencement Date specified in section l(i) hereof and shall expire upon the Termination Date specified in Section 1(i) or earlier termination in accordance with this Lease.

         Tenant shall have the option to extend the Term (for purposes of this paragraph, the "Initial Term") for two (2) additional period(s) of three (3) year(s) each (the "Renewal Term(s)"); provided, however, that at the time of Tenant's notice of its intent to exercise any such option, Tenant is not then in default, subject to any applicable notice and cure periods. Tenant's occupancy of the Premises during the Renewal Term(s) shall be governed by all of the terms, conditions, covenants and provisions of the Lease, and, accordingly, the Base Rent for the first year of any Renewal Term shall be increased in accordance with Section 4(b) at the commencement of the Renewal Term(s). If Tenant desires to exercise its option to extend the Initial Term or a Renewal Term, it must give Landlord notice of its intent to do so at least ninety (90) day(s) prior to the expiration of the Initial Term or then applicable Renewal Tenn. The phrase "Term" shall be deemed to refer to the Initial Term and the Renewal Term(s) to the extent applicable.

         4.       RENT.

                  (a) Basic Rent. Commencing with the Commencement Date, Tenant shall pay to Landlord without notice the Basic Rent stated in Section l(j) hereof without deduction or offset on the first day of each calendar month during the term. Basic Rent and Additional Rent (together "Rent") for any partial month shall be prorated in proportion to the number of days in such month. Landlord's acceptance of less than the full amount of any payment due from Tenant shall not be deemed an accord and satisfaction or compromise of such payment unless Landlord specifically consents in writing to payment of such lesser sum as an accord and satisfaction or compromise of the amount which Landlord claims.

                  (b) Renewal Term Basic Rent Adjustment. In the event that Tenant elects to exercise its option to extend the Term of this Lease in accordance with the terms of Section 3, the Base Rent for each Renewal Term shall be equal to the then fair market rate for similar space in comparable buildings for comparable use in the geographic market east of Lake Washington; provided, however, that in no event shall the Base Rent during a Renewal Term be less than the Base Rent for the last year of the preceding Initial Term or Renewal Term, as the case may be. The adjusted Base Rent shall commence on and be payable on the first day of the Renewal Term and shall continue thereafter throughout the Renewal Term.

         The then fair market rate shall be determined on a triple net basis by analyzing comparable lease transactions and lease renewals in a comparable geographic market for office space east of Lake Washington. In analyzing comparable transactions, all reasonable factors affecting rent shall be taken into consideration, including, but not limited to, the building age, size, style and condition and the date of the comparable lease.

         If Landlord and Tenant cannot agree on a market rate for the Renewal Term prior to sixty (60) days before termination of the Initial Term or first Renewal Term, as the case may be, then both parties agree to use the appraisal process, outlined as follows: Each party will hire an MAI

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appraiser. Each appraiser must have a minimum of five (5) years appraisal experience in the market for office space east of Lake Washington. Each appraiser shall complete his/her appraisal within thirty (30) days. If the appraisers' opinions of the market rate differ by less than ten percent (10%) of the amount of the higher appraisal; then the market rate shall be the average of the two appraisals. If the appraisers' opinions of market rate differ by more than ten percent (10%) of the higher appraisal then a third MAI appraiser satisfying the same qualifications shall be mutually hired and paid for by both parties. The third appraiser will evaluate the market using the same parameters outlined in the preceding paragraph. The market rate estimate of the third appraiser shall be averaged with the market rate estimate of the appraiser closest to it. The Base Rent for the Renewal Term shall be the higher of the resultant average rent utilizing this process or the Base Rent being paid at the time of the renewal.

                  (c) Late Charge. If any sums payable by Tenant to Landlord under this Lease are not received by the fifth (5th) day of each month, Tenant shall pay Landlord in addition to the amount due, for the cost of collecting and handling such late payment, an amount equal to the greater of $100 or five percent (5%) of the delinquent amount. In addition, all delinquent sums payable by Tenant to Landlord and not paid when due shall bear interest at the rate of eighteen percent (18%) per annum, or the highest rate of interest allowable by law, whichever is less. Interest on all delinquent amounts shall be calculated from the original due date to the date of payment.

         5.       ADDITIONAL TAX & OPERATING COSTS.

                  (a) Tax Rent. In addition to Basic Rent, Tenant shall pay to Landlord Tenant's Pro Rata Share of Real Property Taxes (sometimes referred to herein as Tax Rent) including real and personal property taxes, local improvement districts, assessments, and other governmental impositions and charges of every kind and nature, now or hereafter imposed, including surcharges with respect thereto, which may during the Term of this Lease be levied, assessed, imposed, or otherwise become due and payable with respect to the Building including tenant improvements and all improvements, fixtures, and equipment thereon, or the use, occupancy or possession thereof; taxes on any personal property of Tenant which have not been paid by Tenant directly to the taxing authority; costs and expenses, including costs of appraisers, attorneys and consultants incurred in negotiating, reviewing or appealing any taxes; and any taxes levied or assessed in addition to, in lieu of, or as a substitute for, in whole or part, taxes now levied or assessed or any other tax upon owning, leasing or rents receivable by Landlord from the Building, but not including any federal or state income tax imposed on Landlord or any federal, state, county or municipal franchise, income or unincorporated business tax, or any estate, inheritance, succession, capital stock, transfer or capital gains tax, levied upon Landlord. "Tenant's Share of Real Property Taxes" shall mean the amount of Real Property Taxes payable during any calendar year by Landlord multiplied by Tenant's Pro Rata Share. Tenant shall pay Tenant's Pro Rata Share of Real Property Taxes within ten (10) days after receipt of an invoice for payment from Landlord. If any or all of the Taxes paid hereunder are by all applicable laws governing the Premises (collectively, the "Law") permitted to be paid in installments, notwithstanding how Landlord pays the same, then, for purposes of calculating Taxes, such Taxes shall be deemed to have been divided and paid in the maximum number of installments permitted by Law, and there shall be included in Taxes for each year only such installments as are required by Law to be paid within such year, together with interest thereon and on future

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such installments as provided by Law. If Taxes are not contested by Landlord,
Tenant shall have the right to contest such Taxes, at no cost or expense to Landlord, by the appropriate proceedings diligently contested in good faith. Notwithstanding such proceedings, the contested Taxes shall be promptly paid and discharged, unless such proceedings (and where necessary the posting of an appropriate bond or other security) shall operate to prevent or stay the collection of the Taxes and secure any accruing penalties or interest and to cure Landlord's default in the payment of Taxes required under any mortgage upon the Property. Landlord shall join Tenant in such proceedings, if necessary, provided that Tenant pays all reasonable costs and expenses incurred by Landlord. If Landlord obtains a refund of Taxes for any Lease Year after Tenant has paid its share of Taxes for such Lease Year, then Tenant shall be immediately refunded its share of any refund received by Landlord, less any expenses incurred by Landlord in securing such refund.

                  (b) Tenant's Property Taxes. Tenant shall pay, prior to delinquency, all real or personal property taxes payable with respect to all property of Tenant located on the Premises or the Building and promptly upon request of Landlord shall provide written proof of such payment.

                  (c) Operating Costs. In addition to the Basic Rent and Tax Rent, Tenant shall pay to Landlord Tenant's Pro Rata Share of Operating Costs, which are all expenses paid or incurred by Landlord for maintaining, operating and repairing the Building and the Common Areas, the Land, and the equipment and personal property used in conjunction therewith, including, without limitation, the following: the costs of refuse collection; water, sewer, electricity, heating, lighting, air conditioning, ventilation and other utilities services; supplies and cleaning services; services of independent contractors; compensation (including employment taxes and fringe benefits) of employees and contractors engaged in the management, operation and maintenance of the Land and/or the Building (but only to the extent such employees and contractors are directly engaged in such management, operation and maintenance); the maintenance and repair of parking areas, curbs, landscaping, lighting and outdoor facilities; licenses, permits and inspection fees; taxes; liability, casualty and property insurance for the Building, the Land, and all Common Areas; periodic painting of the Building; customary management fees; legal and accounting expenses and any other expense or charge whether or not hereinabove described which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating or repairing the Building, the Land, and Common Areas. Notwithstanding the foregoing, there shall be no duplication of any particular cost, charge or expense in any of the Operating Costs invoiced to Tenant as Additional Rent or Rent.

         Notwithstanding the foregoing, Tenant shall not be required to pay for any of the following: (1) capital improvements made to the Building other than the costs for improvements made to the Building or Land, as applicable which, although capital in nature, are (i) expected to reduce the normal Operating Costs (including all utility costs) of the Building or Land, as applicable, as amortized using a commercially reasonable interest rate over the time period reasonably estimated by Landlord to recover the costs thereof taking into consideration the anticipated cost savings, as determined by Landlord using its good faith, commercially reasonable judgment; (2) the cost of correcting defects in the construction of the Building or in the Building Systems not caused by Tenant; (3) the cost of any repair in accordance with the casualty and condemnation sections of this Lease; (4) any expenses for repairs or maintenance

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which are covered by warranties and service contracts; (5) the cost of correcting latent defects in the Building, latent defects in the Premises (except for Tenant's Alterations) and defects in base building construction for the Building, the Building Systems, the parking area, and other common areas. The term "Building Systems" shall mean the Premises' HVAC, life-safety, plumbing, electrical, and mechanical systems.

         Prior to the commencement of each calendar year or portion thereof, or as soon thereafter as practicable, Landlord shall furnish Tenant a written statement of the Estimated Costs Allocable to the Premises for such Calendar Year, and a calculation of the Common Area Rent as follows: One-twelfth (1/12) of such amount shall be Additional Rent payable by Tenant with installments of Basic Rent. Within 90 days after the close of each calendar year or portion thereof, or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth the Actual Costs Allocable to the Premises during the preceding calendar year. If such costs for any calendar year exceed Estimated Costs Allocable to the Premises paid by Tenant to Landlord, Tenant shall pay the amount of such excess to Landlord as Additional Rent within 30 days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord, then the amount of such overpayment by Tenant shall be credited by Landlord to the next succeeding installment of Basic Rent payable by Tenant; provided, however, if the Term has ended, Landlord shall, within thirty (30) days after Tenant's receipt of Landlord's statement if no Event of Default then exists hereunder, refund any portion thereof Landlord has not applied to other amounts owed by Tenant to Landlord hereunder. Landlord shall keep and make available to Tenant or its representative in Landlord's, or Landlord's agent's, office, books and records detailing the Operating Costs for that Calendar Year for a period of twelve (12) months after delivery of Landlord's statement. Landlord shall permit Tenant's representatives, at Tenant's cost and expense (except as set forth below), to examine and audit such books and records to verify such Landlord's statement at reasonable times during business hours at the place where Landlord's records are kept, subject to the following conditions: (i) Tenant must provide Landlord not less than thirty (30) days' prior written notice of the Tenant's election to audit (the "Tenant's Notice of Audit"), together with the information concerning the auditor as outlined in subsection (iv) below; (ii) Tenant shall not be entitled to conduct an audit if Tenant is in default under this Lease beyond any applicable cure period at the time Tenant gives its Tenant's Notice of Audit or at the time the Tenant or its agent undertakes the audit; (iii) At the time the Tenant delivers its Tenant's Notice of Audit to Landlord, the Tenant shall also provide evidence reasonably acceptable to the Landlord that the audit will be a "fair and true audit." For the purposes hereof, the term "fair and true audit" shall mean that the review of the subject books and records shall be undertaken and completed by the Tenant, its officers or employees, or by an independent accounting firm being paid on an hourly basis and that in no event will the party auditing the books (or that party's employer or principal) directly or indirectly base the compensation or fees for such audit work upon a percentage of the savings found or the return due the Tenant by reason of that audit; (iv) Tenant's rights to audit the Landlord's books and records shall be strictly limited to the right set forth above and the Tenant shall have no right to audit any of the Landlord's books or records for any calendar year before or after the Lease Term or for any calendar year other than the immediately preceding calendar year as set forth above. All costs and expenses of the audit shall be borne solely by the Tenant; and (v) unless Tenant takes written exception to Landlord's statement within three (3) months after Landlord's statement is received by Tenant, such Landlord's statement shall be considered as final and accepted by Tenant. If Tenant's audit shows that Landlord overcharged

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Tenant for Additional Rent for the applicable calendar year by more than five
(5%) percent of Tenant's actual obligation therefor, Landlord shall pay the reasonable costs of such audit concurrently with the payment of Tenant's refund or application of Tenant's credit at a cost not to exceed $1,500 per year. Subject to Tenant's audit right as described above, Landlord's determination of Operating Costs and Additional Rent shall be final and binding on Landlord and Tenant absent manifest error.

                  (d) Use of Common Areas. Tenant shall also have the right to non-exclusive use of all common areas in the Building, including any conference rooms, entrances, reception areas, elevator lobbies, restrooms, food preparation areas, and other public areas (the "Common Areas") in common with all other tenants (if any) in the Building.

         6.       UTILITIES.

                  (a) Utilities. Landlord shall provide, at Tenant's expense, heat, air conditioning, ventilation, water, sewer service, refuse collection, gas, electricity, telephone and for all other utilities used or consumed by Tenant in the Premises; provided, however, that Landlord shall have no obligation to provide such utilities in amounts in excess of those reasonably deemed by Landlord to be standard for the Permitted Uses.

                  (b) Interruption of Services. Landlord shall not be liable for any loss, injury or damage to person or property caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever, and rent shall not abate as a result thereof. Notwithstanding the foregoing, if: (i) such utility service is interrupted because of the negligent acts or omissions of Landlord, its employees, agents or contractors; (ii) Tenant notifies Landlord of such interruption in writing (the "Interruption Notice"); (iii) such interruption does not arise in whole or in part as a result of an act or omission of Tenant; (iv) such interruption is not caused by a fire or other casualty; (v) the repair or restoration of such service is reasonably within the control of Landlord; (vi) Tenant is not then in default, and (vii) as a result of such interruption, the Premises or a material portion thereof, is rendered untenantable (meaning that Tenant is unable to use the Premises in the normal course of it business) and Tenant in fact ceases to use the Premises, or material portion thereof, then, Tenant's sole remedy for such interruption shall be as follows: on the tenth (10th) consecutive business day following the later to occur of the date the Premises (or material portion thereof) becomes untenantable, the date Tenant ceases to use such space and the date Tenant provides Landlord with an Interruption Notice, the Rent payable hereunder shall be abated on a per diem basis for each day after such ten (10) business day period based upon the percentage of the Premises so rendered untenantable and not used by Tenant, and such abatement shall continue until the date the Premises become tenantable again.

         7. SECURITY DEPOSIT. Landlord acknowledges that it has received the Security Deposit stated in Section 1(l) hereof, which Security Deposit is to be held by Landlord during the term of this Lease pursuant to the following provisions. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Tenant's damages in case of default by Tenant. Landlord may, in its sole discretion, from time to time without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any

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default under this Lease or to satisfy any other covenant or obligation of
Tenant hereunder; provided, however, that no portion of the Security Deposit shall be applied towards payment of the last month's rent hereunder without the prior written consent of the Landlord. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant after deducting therefrom any unpaid obligation of Tenant to Landlord as may arise under this Lease, including, without limitation, the surrender of possession obligations set forth in Section 24. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord shall assign the Security Deposit to the transferee and thereafter Landlord shall have no further liability to Tenant for the return of such Security Deposit.

         8.       USES.

                  (a) Uses. The Premises are to be used only for general office, assembly and distribution of the products used in Tenant's business and related functions ("Permitted Uses") and for no other purpose. Tenant shall at all times keep and use the Premises in compliance with all laws and regulations and in compliance with this Lease. Tenant shall not commit any act that will increase the then existing rate of insurance on the Premises or Land and will immediately pay any such increase. Tenant shall promptly pay upon demand the amount of any increase in insurance rates caused by any act or acts of Tenant. Tenant shall not commit or allow to be committed any waste upon the Premises or the Land, or any public or private nuisance or other act which is unlawful.

                  (b) Compliance With Law. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements, including without limitation laws and regulations prohibiting discrimination on the basis of race, gender, religion, national origin, age or disability, in effect during the term hereof regulating the use, occupancy or improvement of the Premises by Tenant, Landlord or otherwise and Tenant shall be fully responsible for the cost of complying therewith.

                  (c) Compliance With Rules and Regulations. Tenant shall observe and comply with all reasonable rules and regulations put into effect by Landlord.

                  (d) Signage. Tenant will not inscribe any inscription or post, place, or in any manner display any sign, notice, picture or poster or any advertising matter whatsoever, anywhere in or about the Premises or Building which can be seen from outside the Premises or Building, without first obtaining Landlord's written consent thereto. Tenant shall install any approved signage at Tenant's sole expense and in compliance with all applicable laws. Tenant shall not damage or deface the Premises or Building in installing or removing signage and shall repair any injury or damage to the Premises or Building caused by installation or removal.

         9. IMPROVEMENTS. Upon expiration or sooner termination of this Lease, all improvements and additions to the Premises, except Tenant's trade fixtures, shall be deemed the property of Landlord, unless Landlord requires their removal in accordance with this Lease.

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         10.      ACCEPTANCE OF PREMISES. Tenant hereby accepts the Premises,
Building and the Land in their "as is" condition existing as of the date of the execution hereof. Tenant acknowledges that except as specified elsewhere in this Lease, neither Landlord nor Landlord's agent has made any representation or warranty regarding the Premises, including the structural condition of the Premises and the condition of all mechanical, electrical, and other systems on the Premises, or the suitability of the Premises for the conduct of Tenant's business, and Tenant hereby waives any rights, claims or actions against Landlord under any such express or implied warranties.

         11.      CARE OF PREMISES.

                  (a) Repair and Maintenance by Tenant. Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises and every part thereof (whether structural or non-structural, except as set forth in Section 11(b) below) and such portion of the Building within the exclusive control of Tenant in good and safe condition and repair, damage thereto from insured casualty and ordinary wear and tear excepted, including utilities and all other systems serving the Premises. Tenant shall keep the Premises in a clean and sanitary condition. Tenant also shall be responsible for maintaining and replacing all specialty lamps, bulbs, starters and ballasts within the Premises.

                  If Tenant fails to perform promptly Tenant's obligations under this Section 11, Landlord may at Landlord's option enter upon the Premises after ten (10) days' prior notice to Tenant and put the same in good order, condition and repair and the cost thereof together with interest thereon at the rate of 15% per annum shall be due and payable as Additional Rent to Landlord together with Tenant's next installment of Basic Rent. All normal repairs shall be those reasonably determined by Landlord as necessary to maintain the Premises in their current condition.

                  (b)      Repair and Maintenance by Landlord.

                  Subject to Sections 14 and 16, Landlord shall keep in a good state of repair the roof, exterior walls, foundations and building structure of the Premises, the Common Areas and facilities of the Building, the systems and equipment serving the Common Areas and Building, the parking areas, pedestrian walkways and landscaped areas, and shall accomplish such repairs as may be needed promptly after receipt of written notice from Tenant. Notwithstanding the foregoing, if such repairs are required by reason of the negligent acts or failure to act by Tenant or its employees, agents, contractors or invitees, Tenant shall promptly pay Landlord for the cost thereof as Additional Rent. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Premises or Building, or in or to fixtures, appurtenances and equipment therein. If Landlord fails to make any repairs or to perform any maintenance required of Landlord hereunder and within Landlord's reasonable control, and such failure shall persist for an unreasonable time (not less than thirty (30) days) after written notice of the need for such repairs or maintenance is given to Landlord and unless Landlord has commenced such repairs or maintenance during such period and is diligently pursuing the same, Tenant may (but shall not be required to) following a second notice (which notice shall have a heading in at least 12-point type, bold and all caps "FAILURE TO

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RESPOND SHALL RESULT IN TENANT EXERCISING SELF-HELP RIGHTS") and Landlord's
failure to commence repairs within five (5) days after receipt of such second notice, perform such repairs or maintenance in accordance with the provisions of this Lease governing Tenant's repairs and Alterations and Landlord shall reimburse Tenant for all necessary and reasonable costs and expenses therefor within thirty (30) days after presentation of appropriate invoices and back-up documentation.

12.      ALTERATIONS AND ADDITIONS.

                  (a) Tenant shall not make any alterations, improvements, additions, or utility installations in or about the Premises (collectively, "Alterations") without first obtaining the written consent of Landlord in accordance with plans and specifications approved by Landlord. Any alterations required to be made to the Premises by any applicable building, health, safety, fire, nondiscrimination, or similar law or regulation ("law") shall be made at Tenant's sole expense and shall be subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord's approval of any improvements or alterations may be withheld in Landlord's reasonable discretion if such improvements or alterations require any other alteration, addition, or improvement to be performed or made to any portion of the Building other than the Premises. Notwithstanding the foregoing, Tenant shall not be obligated to receive the written consent of Landlord for interior Alterations to the Premises if said Alterations do not in any way affect the Building's structure, the Common Areas or Building's Systems, do not exceed the total amount of Twenty Five Thousand Dollars ($25,000) in the aggregate in any calendar year, and Tenant is not required by applicable Law to obtain a permit to perform the Alteration. Tenant shall reimburse Landlord for any sums expended for examination and approval or architectural or mechanical plans and specifications of the Alterations. Landlord may require a lien and completion bond for such construction, or require the improvements be removed at the expiration of the Term. Landlord's approval of the plans, specifications and working drawings for Tenant's alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities.

                  (b) Tenant shall pay, when due, all claims for labor or materials furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's liens against the Premises or any interest therein.

                  (c) Unless Landlord requires their removal, all Alterations (other than trade fixtures and movable equipment) which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term.

                  (d) At the time of completion of each Alteration, Tenant shall deliver to Landlord a set of "as built" plans and specifications of the Alterations.

         13. ACCESS. Tenant shall permit Landlord and its agents and contractors to enter the Premises at all reasonable times after reasonable notice from Landlord (except in cases of emergency, where no notice is required) for the purpose of inspecting, cleaning, repairing, altering or improving the Premises, the Building or the Land. Landlord may temporarily close any portion of the Land, the Building or Premises without liability to Tenant by reason of such

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closure, and such closure shall not constitute an eviction of Tenant or release
Tenant from any Rent hereunder. Tenant hereby waives any claim for rent abatement, damages, injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by Landlord's exercise of its rights pursuant to this
Section 13, unless caused by the gross negligence or willful misconduct of Landlord, its employees, agents or contractors. If a representative of Tenant is not personally present and entry is necessary due to an emergency or urgent necessity, Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors to or in the Premises in order to obtain entry to the Premises without liability to Tenant. Landlord shall use reasonable efforts to notify Tenant by phone or otherwise prior to such an entry, and if such notice is not possible, then as soon after such entry as may be reasonably possible. Any entry to the Premises obtained by Landlord by any of these means, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. This Section shall not impose any repair or other obligation upon Landlord not expressly stated elsewhere in this Lease.

         14.      DAMAGE OR DESTRUCTION.

                  (a) Damage and Repair. If the Premises or the Building are damaged by fire or other casualty (a "Casualty"), Landlord shall use good faith efforts to deliver to Tenant within sixty (60) days after such Casualty a good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty. If a material portion of the Premises is damaged by Casualty that did not result from the act or omission of Tenant such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within one hundred eighty (180) days after the commencement of repairs (the "Repair Period"), then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant. If a Casualty damages the Premises or a material portion of the Building and: (1) Landlord estimates that the damage to the Premises cannot be repaired within the Repair Period; (2) the damage to the Premises exceeds thirty percent (30%) of the replacement cost thereof (excluding foundations and footings), as estimated by Landlord; (3) or insurance proceeds are not available or are not sufficient to pay the entire cost of restoration; or (4) Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant. If the Lease is not terminated, Landlord shall restore the Premises (to the extent of the improvement of the Premises originally provided by Landlord hereunder) with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord. To the extent that the Premises are rendered untenantable, the Rent shall proportionately abate, except in the event such damage resulted from the act or omission of Tenant, in which event Rent shall abate only to the extent Landlord receives proceeds from any rental income insurance policy to compensate Landlord for loss of Rent hereunder.

                  (b) Business Interruption. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or the Land. Landlord shall use its best efforts to effect such repairs promptly.

                  (c) Tenant Improvements. Landlord will not carry insurance of any kind on any improvements paid for by Tenant or on Tenant's furniture, furnishings, fixtures, equipment or appurtenances of Tenant under this Lease and Landlord shall not be obligated to repair any damage thereto or replace the same.

         15.      CONDEMNATION.

                  (a) Entire Taking. If all of the Premises or such portions of the Land as may be required for the reasonable use of the Premises are taken by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority. In the event of a taking of a material part, but less than all, of the Land, where Landlord shall determine that the remaining portions of the Land cannot be economically and effectively used by it (whether on account of physical, economic, aesthetic or other reasons) or where Landlord determines the Land should be restored in such a way as to materially alter the Premises, Landlord shall forward a written notice-to Tenant of such determination not more than sixty (60) days after the date of taking. The term of this Lease shall expire upon such date as Landlord shall specify in such notice but not earlier than sixty (60) days after the date of such notice. In case of taking of a part of the Premises, or a portion of the Land not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced.

                  (b) Awards and Damages. Landlord reserves all rights to damages to the Premises for any partial, constructive, or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, business interruption or taking of Tenant's personal property (not including Tenant's leasehold interest) provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not out of or as part of the damages recoverable by Landlord.

         16.      INDEMNIFICATION.

                  (a) Indemnity. Tenant shall indemnify, defend and hold Landlord harmless from and against all loss, cost and expense, including attorneys fees, arising from any act, omission, or negligence of Tenant or its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Premises or Land, or arising from any injury or damage to any person or property, occurring in or about the Premises or Land as a result of any act, omission or negligence of Tenant, or its officers, contractors, licensees, agents, employees, guests, or visitors or arising from any breach or default under this Lease by Tenant. The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused solely by the gross negligence of Landlord, or its officers, contractors, licensees, agents, employees, or invitees.

                  (b) Exemption of Landlord From Liability. As a material part of the consideration to Landlord, Tenant hereby agrees that, notwithstanding anything to the contrary in Section 16(a) above, Landlord shall in no event be liable for injury to Tenant's business or assets or any loss of income therefrom or for damage to Tenant's employees, invitees, customers, or any other person in or about the Premises, whether such damage, loss or injury results from conditions arising upon the Premises or upon other portions of the Land, or from other sources or places, and regardless of whether the cause of such damage, loss or injury or the means of repairing the same is inaccessible to Tenant, unless caused by the gross negligence or willful misconduct of Landlord, its employees, agents or contractors. Tenant further agrees that notwithstanding anything to the contrary in Section 16(a) above, Landlord shall in no event be liable for any injury or damage to any person or property of Tenant, Tenant's employees, invitees, customers, agents or contractors arising from any act or neglect of any third person, unless caused by the gross negligence or willful misconduct of Landlord's agents or contractors acting at Landlord's direction.

                  (c) Waiver of Subrogation. Landlord and Tenant each hereby waive their rights of subrogation against one another to the extent it is covered by the property insurance policies required to be carried hereunder or actually carried by such party. Landlord and Tenant agree to use reasonable efforts to cause their insurance carriers to consent to the foregoing waiver of rights of subrogation against the other party.

         17. HAZARDOUS SUBSTANCES: Tenant shall not dispose of or otherwise allow the release of any hazardous waste or materials in, on or under the Premises, or any adjacent property. Tenant represents and warrants to Landlord that Tenant's intended use of the Premises does not involve the use, production, disposal or bringing on to the Premises of any hazardous waste or materials. As used herein, the term "hazardous waste or materials" includes any substance, waste or material defined or designated as hazardous, toxic or dangerous (or any similar term) by any federal, state or local statute, regulation, rule or ordinance now or hereafter in effect. Tenant shall promptly comply with all applicable laws and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction relating to hazardous waste or materials.

         Tenant agrees to indemnify, defend and hold harmless Landlord against any and all loss, cost and expense (including, without limitation, consultant fees, attorneys' fees and disbursements) which may be imposed on, incurred or paid by, or asserted against Landlord or the Premises by reason of, or in connection with (i) any misrepresentation, breach of warranty or other default by Tenant under this Lease, or (ii) the acts or omissions by Tenant under this Lease, or (ii) the acts or omissions, of Tenant, or any sublessee or other person for whom Tenant would otherwise be liable, resulting in the release of any hazardous waste or materials.

         18.      INSURANCE.

                  (a) Required Policies. Tenant shall, throughout the term of this Lease, at its own expense, keep and maintain in full force and effect a policy of commercial liability insurance including a contractual liability endorsement covering Tenant's obligations under Section 16 and 17, with a limit of not less than One Million Dollars ($1,000,000) combined single limit with a deductible of not more than $5,000. This policy shall name Landlord as an additional insured, and the insurance will be noncontributory with any liability insurance carried by Landlord. Tenant shall also, throughout the term of this Lease, at its own expense, keep and maintain in full force and effect, what is commonly referred to as "all risk" coverage casualty insurance (but excluding earthquake and flood) on Tenant's leasehold improvements in an amount not less than the current One Hundred Percent (100%) replacement value thereof with a deductible of not more than $5,000. The casualty insurance policy shall name Tenant as the insured and Landlord and Landlord's lender(s) as additional insureds, with loss payable to Landlord, Landlord's lender(s), and Tenant as their interests may appear.

                  (b) Insurance Policy Requirements. Insurance policies required hereunder shall be issued by companies which are currently rated AXII or better in "Best's Insurance Guide." No insurance policy shall be canceled or reduced in coverage and each such policy shall provide that it is not subject to cancellation or a reduction in coverage except after thirty (30) days' prior written notice to Landlord. Tenant shall deliver to Landlord certificates evidencing the existence and amounts of insurance required under Section 18(a), all of which shall include loss payable clauses satisfactory to Landlord. In no event shall the limit of such policies be considered as limiting the liability of Tenant under this Lease.

                  (c) Landlord's Insurance. Throughout the Term of this Lease, Landlord shall maintain, as a minimum, the following insurance policies:
(1) property insurance for the Building's replacement value (excluding property required to be insured by Tenant), less a commercially-reasonable deductible if Landlord so chooses; and (2) commercial general liability insurance in an amount and with coverages Landlord deems reasonably appropriate. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary.

         19. ASSIGNMENT AND SUBLETTING. Tenant may assign, this Lease or sublet the whole or any part of the Premises without in each case first obtaining Landlord's prior written consent; provided, however, that Tenant shall notify Landlord in writing of the name and address of the assignee or subtenant and the nature and character of the business of the assignee or subtenant and shall provide current and prior financial statements for the assignee or subtenant, which financial statements shall be audited to the extent available and shall in any event be prepared in accordance with generally accepted accounting principles. Tenant shall also provide Landlord with a copy of the sublease or assignment agreement, including all material terms and conditions thereof. No assignment, subletting or other transfer shall relieve Tenant of any liability under this Lease. Consent to any such assignment, subletting or transfer shall not operate as a waiver of the necessity for consent to any subsequent assignment, subletting or transfer. In connection with each request for an assignment or subletting, Tenant shall pay the reasonable cost of processing such assignment or subletting, including attorneys fees, upon demand of Landlord. If Tenant is a corporation, limited liability company or partnership, any transfer of a controlling ownership interest in Tenant or any transfer of this Lease by merger, consolidation or liquidation, shall be deemed an assignment under this Section 19. Any assignee or subtenant shall assume all of Tenant's obligations under this Lease and be jointly and severally liable with Tenant hereunder.

         20. LIENS AND INSOLVENCY. Tenant shall keep its interest in this Lease and any Property of Tenant (other than unattached personal property) and the Premises and the Land free from any liens arising out of any work performed or materials ordered or obligations incurred by or on behalf of Tenant and hereby indemnifies and holds Landlord harmless from any liability, costs and expenses (including attorneys' fees) from any such lien.

         Notwithstanding the provisions of this Section, Tenant shall have the right to grant security interests in and to its personal property located at the Premises to third party lenders. Landlord agrees from time to time to execute such documents and instruments in form reasonably satisfactory to Landlord having the effect of subordinating Landlord's statutory landlord's lien rights in and to all equipment and personal property of Tenant to the security interest of Tenant's lender(s).

         21.      DEFAULT.

                  (a) Default By Tenant. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant: (i) the abandonment of the Premises by Tenant or the vacating of the Premises for more than thirty (30) consecutive days; (ii) the failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, where that failure shall continue for a period of three (3) business days after Landlord gives written notice to Tenant of that failure;
(iii) the failure by Tenant to observe or perform any of the other covenants, conditions or provisions of the Lease, where such failure shall continue for a period of twenty (20) days; provided, however, if more than twenty (20) days are reasonably required for its cure then Tenant shall not be deemed to be in default if Tenant commences such cure within said 20-day period and thereafter diligently prosecutes such cure to completion; (iv) the making by Tenant of any general assignment or general arrangement for the benefit of creditors; (v) the filing by or against Tenant of a petition to have Tenant adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (vi) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in the Lease, where possession is not restored to Tenant within thirty (30) days; or (vii) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

                  (b) Landlord's Remedies Upon Tenant Default. All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law or in equity. Upon a default, Landlord may reenter the Premises and remove or put out Tenant or any other persons found therein No such reentry shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. Landlord may elect to re-let the Premises upon such terms and conditions, including rent, term and remodeling or renovation, as Landlord in its sole discretion may deem advisable. Any shortfall in amounts received from Landlord from such re-letting shall be paid on a monthly basis by Tenant. The failure or refusal of Landlord to re-let the Premises shall not release or affect Tenant's liability hereunder. Landlord may also elect to terminate the Lease and collect from Tenant, in addition to all amounts accrued under this Lease to date, all rent owing for the remainder of the Term of the Lease, less the amount that Tenant proves could be collected for the remainder of the Term.

                  (c) Landlord's Default. Landlord shall not be in default unless Landlord fails to perform its obligations trader this Lease within thirty
(30) days after written notice by Tenant, or if such failure is not reasonably capable of being cured within such thirty (30) day period, Landlord shall not be in default unless Landlord has failed to commence the cure and diligently pursue the cure to completion.

         22. PRIORITY. This Lease shall be automatically subordinate to any mortgage or deed of trust now existing or hereafter placed upon the Land or the Premises, created by or at the instance of Landlord, and to any and all advances to be made thereunder and to interest thereon and all modifications, renewals and replacements or extensions thereof ("Landlord's Mortgage"). Notwithstanding the foregoing, Tenant's obligations under this Section are conditioned on the holder of each Landlord's Mortgage and each person acquiring the Premises at any sale or other proceeding not disturbing Tenant's occupancy and other rights under this Lease, so long as no uncured event of default exists. Landlord shall make reasonable efforts to obtain from the holder of each Landlord's Mortgage a non-disturbance agreement in a form reasonable acceptable to such holder and Tenant. Tenant shall properly execute, acknowledge and deliver documents which the holder of any Landlord's Mortgage may require to effectuate the provisions of this Section 22 provided that such document(s) do not alter any material provisions of this Lease and include no disturbance provisions reasonably acceptable to Tenant.

         23.      ESTOPPEL CERTIFICATES.

                  (a) Delivery of Estoppel. Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement certifying that: (i) this Lease is in full force and effect and has not been assigned or amended in any way (or specifying the date and terms of agreement so affecting this Lease); (ii) this Lease represents the entire agreement between the parties as to this leasing; that all obligations under this Lease to be performed by the Landlord have been satisfied; (iii) on this date there are no existing claims, defenses or offsets which the Tenant has against the enforcement of this Lease by the Landlord; (iv) no Rent has been paid more than one month in advance; and that no security has been deposited with Landlord (or, if so, the amount thereof); and (v) such other items as Landlord shall reasonably request. It is intended that any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord's interest or holder of any Landlord's Mortgage.

                  (b) Failure to Deliver Estoppel. If Tenant shall fail to respond within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee and to have certified that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in the Lease, and that not more than one month's Rent has been paid in advance.

         24. SURRENDER OF POSSESSION. Subject to the terms of Section 14 relating to damage and destruction, upon expiration of the term of this Lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises to Landlord, together will all keys, "broom-clean" and in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable use, wear and tear excepted. Tenant shall remove any improvements and Alterations to the Premises required by Landlord to be removed in accordance with this Lease and all of its personal property and trade fixtures from the Premises at the expiration of the term. Tenant shall repair or reimburse Landlord for the cost of repairing any damage to the Premises and/or Common Areas resulting from the installation or removal of Tenant's property.

         If Tenant shall fail to remove any of its property of any nature whatsoever from the Premises or the Building at the termination of this Lease or when Landlord has the right of re-entry, Landlord may remove and store such property without liability for loss thereof or damage thereto, such storage to be for the account and at the expense of Tenant. If Tenant shall not pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may, at its option, sell, or permit to be sold, any or all such property at public or private sale, in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to Tenant, unless notice is required under applicable statutes, and shall apply the proceeds of such sale: first, to the cost and expense of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the payment of any other sums of money which may then be or thereafter become due to Landlord from Tenant under any of the terms hereof; and, fourth, the balance, if any, to Tenant. Subject to Tenant's right to grant security interests in its personal property to third party lenders as set forth in Section 20 above, nothing in this Section shall limit Landlord's right to sell Tenant's personal property as permitted by law to foreclose Landlord's lien for unpaid rent.

         25. NON-WAIVER. Waiver by Landlord of any term, covenant or condition herein contained or any breach thereof shall not be deemed to be a waiver of such term, covenant, or condition or of any subsequent breach of the same or any other term, covenant, or condition herein contained.

         26. HOLDOVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term of this Lease with the express written consent of Landlord, such occupancy shall be a tenancy from month-to-month at a rental in the amount equal to one and a half times the last monthly rental plus all other charges payable under this Lease, and subject to all of the terms, covenants and conditions of this Lease applicable to a month-to-month tenancy. Tenant acknowledges and agrees that this Section 26 does not grant any right to Tenant to holdover.

         27. LANDLORD'S LIABILITY. Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Premises, but are made and intended for the purpose of binding only the Landlord's interest in the Premises, as the same may from time to time be encumbered.

         28. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer of Landlord's interest in the Premises or in the Land, provided the transferor has transferred to the transferee the Security Deposit and except for any defaults hereunder for which Tenant has provided notice to transferor prior to the date of any such transfer, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and such transferee shall have no obligation or liability with respect to any matter occurring or arising prior to the date of such transfer. Tenant agrees to attorney to the transferee.

         29. RIGHT TO PERFORM. If Tenant shall fail to pay any sum of money required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue after any notice and cure period set forth above, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease.

         30.      GENERAL.

                  (a) Headings. Titles to Sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                  (b) Heirs and Assigns. All of the covenants, agreements, terms and conditions contained in this Lease shall inure to and be binding upon the Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

                  (c) Authority. Each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, and that this Lease is binding upon Tenant in accordance with its terms.

                  (d) No Brokers. Tenant represents and warrants to Landlord that it has not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Lease and shall indemnify and hold harmless Landlord against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant.

                  (e) Entire Agreement. This Lease is the final and complete expression of Landlord and Tenant relating in any manner to the leasing, use and occupancy of the Premises and other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by both Landlord and Tenant.

                  (f) Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

                  (g) Force Majeure. Except for the payment of Rent, Additional Rent or other sums payable by Tenant to Landlord, time periods for Tenant's or Landlord's performance under any provisions of this Lease shall be extended for periods of time during which Tenant's or Landlord's performance is prevented due to circumstances beyond Tenant's or Landlord's control, including without limitation, strikes, embargoes, shortages of labor or materials in the normal channels of trade, governmental regulations, acts of God, war or other strife, financial inability of the party nonperforming party excepted.

                  (h) Notices. All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail, postage prepaid, to Landlord and to Tenant at the Addresses provided respectively in Section l(e) and l(c) (provided that after the Commencement Date any such notice shall be mailed or delivered by hand to Tenant at the Premises) and to the holder of any mortgage or deed of trust at such place as such holder shall specify to Tenant in writing; or such other addresses as may from time to time be designated by any such party in writing. Notices mailed as aforesaid shall be deemed given on the date of such mailing.

                  (i) Costs and Attorneys Fees. If either party requires the services of an attorney in connection with enforcing the terms of this Lease or if either party shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent, Additional Rent or other payments hereunder or possession of the Premises each party shall, and hereby does, to the extent permitted by law, waive trial by jury and the losing party shall pay the prevailing party a reasonable sum for attorneys fees in such suit, at trial and on appeal, and such attorneys fees shall be deemed to have accrued on the commencement of such action.

                  (j) Governing Law. This Lease shall be governed by and construed in accordance with the internal laws of the state of Washington.

                  (k) Recording. Tenant shall not record this Lease or a memorandum hereof without Landlord's prior written consent and such recordation shall, at the option of Landlord, constitute a non-curable default of Tenant hereunder; provided, however, that upon Tenant's request Landlord and Tenant shall execute and cause to be recorded in the King County, Washington recorder's office at Tenant's sole expense (including without limitation, Landlord's attorneys' fees) a memorandum of this lease in substantially the form of the attached Exhibit B.

                  (l) Waivers. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach at the time of acceptance of such rent.

                  (m) Time of Essence. Time is of the essence for the performance of all of the obligations specified hereunder.

                  (n) Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

         IN WITNESS WHEREOF this Lease has been executed the day and year first above set forth.

         LANDLORD:                       RAPP/RISE L.L.C., a Washington limited
                                         liability company

                                         By: /s/ Jerry M. Rise
                                             -----------------------------------
                                              Its Member

                                         ETMA CORPORATION, a Washington
                                         corporation
         TENANT:
                                         By: /s/ Jeffrey D. Buchanan
                                             -----------------------------------
                                              Its Treasurer

STATE OF WASHINGTON       )
                          )  ss.
COUNTY OF KING            )

         I certify that I know or have satisfactory evidence that Jerry M. Rise is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the authorized representative of RAPP/RISE L.L.C., a Washington limited liability company, to be the free and voluntary act of such entity for the uses and purposes mentioned in the instrument.

         DATED this 13th day of December, 2002.

                            /s/ Janis M. Marsicek
                            -----------------------------------------------
                                     (Signature of Notary)

                            Janis M. Marsicek
                            -----------------------------------------------
                                 (Legibly Print or Stamp Name of Notary)
                            Notary Public in and for the State of Washington,
                            residing at Kent, WA

                            My appointment expires: 11-30-03

STATE OF WASHINGTON       )
                          )  ss.
COUNTY OF KING            )

         I certify that I know or have satisfactory evidence that Jeffrey D. Buchanan is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Treasurer of ETMA CORPORATION, a Washington corporation, to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

         DATED this 13th day of December, 2002.

                            /s/ Janis M. Marsicek
                            ----------------------------------------------------
                                         (Signature of Notary)

                            Janis M. Marsicek
                            ----------------------------------------------------
                                       (Legibly Print or Stamp Name of Notary)
                            Notary Public in and for the State of Washington, residing at Kent, WA

                            My appointment expires: 11-30-03

                                    EXHIBIT A

                            LEGAL DESCRIPTION OF LAND

Property situated in King County, Washington, legally described as follows:

         That portion of Lots 9 and 10 of Redmond East Business Campus, according to the plat thereof recorded in Volume 135 of Plats, pages 16 and 17, in King County, Washington, and that portion of Lot 'C' of City of Redmond Lot Line Adjustment No. 88-8, recorded under Recording Number 8812210190 (being a portion of Lots 6 and 7 of said plat of Redmond East Business Campus) in King County, Washington, said portion being more particularly described as follows:

         Beginning at the northeast comer of said Lot 10;

         thence along the north line thereof north 89 degrees 25'54" west 269.41 feet to the TRUE POINT OF BEGINNING;

         thence south 00 degrees 34'06" west 66.00 feet;

         thence north 89 degrees 25'54" west 333.00 feet to the west line of said Lot 10; thence along the west line of Lots 10 and 9 north 00 degrees 34'06" east 256.00 feet to a line parallel with and 10.00 feet southerly of the north line of said Lot 9;

         thence along said parallel line and its easterly prolongation south 89 degrees 25'54" east 333.00 feet; thence south 00 degrees 34'06" west
         190.00 feet to the TRUE POINT OF BEGINNING;

         (ALSO KNOWN AS Lot 5, City of Redmond Lot Line Adjustment Number LLR 89-7, as recorded under Recording Number 9207069007, being a re-recording of Recording Number 9002221025).

                                    EXHIBIT B

                           FORM OF MEMORANDUM OF LEASE

WHEN RECORDED RETURN TO:

Jeffrey Wyszynski, Esq.
Perkins Coie LLP
One Bellevue Center, Suite 1800
Bellevue, Washington 98004

                               MEMORANDUM OF LEASE

         THIS MEMORANDUM OF LEASE shall evidence that there is in existence a Lease as hereinafter described. It is executed by the parties hereto for recording purposes only as to the Lease hereinafter described, and it is not intended and shall not modify, amend, supersede or otherwise effect the terms and provisions of said Lease.

        1.                Name of Document:      LEASE AGREEMENT

        2.                Name of Lessor:        RAPP/RISE L.L.C., a Washington
                                                 limited liability company

        3.                Name of Lessee:        ETMA CORPORATION, a Washington
                                                 corporation

        4.                Address of Lessor:     15450 NE 95th Street
                                                 Redmond, Washington

        5.                Address of Lessee:     1600 N. Desert Drive
                                                 Tempe, Arizona 85281

        6.                Date of Lease:         December 13, 2002

        7.                Initial Lease Term:    Five years, commencing on the
                                                 January 1, 2003 and ending
                                                 December 31, 2008

        8.                Option to Extend:      Lessee has the option to extend
                                                 the Initial Lease Term for two
                                                 (2) additional periods
                                                 of three (3) years each.

        9.                Demised Premises:      The real property more
                                                 particularly described in
                                                 Exhibit "A" attached hereto,
                                                 together with the improvements
                                                 thereon.

         IN WITNESS WHEREOF, the Parties have executed this Memorandum of Lease as of the day and year first written above.

         LANDLORD:                 RAPP/RISE L.L.C., a Washington limited
                                   liability company

                                   By: _________________________________________
                                       Its _____________________________________

         TENANT:                   ETMA CORPORATION, a Washington corporation

                                   By: _________________________________________
                                       Its _____________________________________

STATE OF WASHINGTON         )
                            )  ss.
COUNTY OF KING              )

         I certify that I know or have satisfactory evidence that Jerry M. Rise is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the authorized representative of RAPP/RISE L.L.C., a Washington limited liability company, to be the free and voluntary act of such entity for the uses and purposes mentioned in the instrument.

         DATED this ____ day of ____________, 2002.

                            ____________________________________________________
                                       (Signature of Notary)

                            ____________________________________________________
                            (Legibly Print or Stamp Name of Notary)

                            Notary Public in and for the State of Washington,

                            residing at ________________________________________
                            My appointment expires: ____________________________

STATE OF WASHINGTON         )
                            )  ss.
COUNTY OF KING              )

         I certify that I know or have satisfactory evidence that Jeffrey D. Buchanan is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the Treasurer of ETMA CORPORATION, a Washington corporation, to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

         DATED this ____ day of ____________, 2002.

                            ____________________________________________________
                                       (Signature of Notary)

                            ____________________________________________________
                            (Legibly Print or Stamp Name of Notary)

                            Notary Public in and for the State of Washington,

                            residing at ________________________________________
                            My appointment expires: ____________________________